STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                    Financial Statements for the Period Ended
                               September 30, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1999

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ended September 30, 1999.

During the twelve months ended September 30, 1999, returns from most equity investments have been very strong. For example, large capitalization U.S. stocks, as reflected in the Standard and Poor's 500 Index, provided a total return of 27.79%; smaller cap U.S. stocks, as measured by the Russell 2000 Index, a return of 19.08%; and international stocks, as recorded by the Morgan Stanley Capital International EAFE Index, a total return of 30.94%. Within the market, growth issues have generally performed better than value stocks, and larger capitalization issues have generally performed better than smaller capitalization issues. The past year's results combined with those of prior years have produced very good returns. Specifically, the Standard and Poor's 500 Index annual total return for the five years ending September 30, 1999 was 25.03%, about two and one-half times the very long-term average return for U.S. stocks.

The financial crisis that gripped the world's capital market in the fall of 1998 has waned, and economic growth, especially in the U.S., remains strong. Some acceleration of growth has appeared in Western Europe, as has evidence of a bottoming of the economy in Japan. Corporate profit growth has generally been strong. Although inflation has been quiescent, interest rates have increased reflecting the stronger economic growth. The Federal Reserve has recently tightened monetary policy, reversing the easing that took place a year ago.

Standish Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident that we have the capability to do a superior job by adhering to our disciplines. As of September 30, 1999, Standish, Ayer & Wood, Inc., advisor to Standish Funds, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management, including $6 billion of assets in the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. The professional staff, now 287, has grown over the last year and includes 111 professionals who hold the Chartered Financial Analyst designation.

We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                       Management Discussion and Analysis

The Equity Fund had a 12.29% total return for the fiscal year ended September 30, 1999. While this represents a good year on an absolute basis, it was disappointing on a relative basis with the benchmark S&P 500 up 27.79%. All of the relative underperformance came in the first half of the fiscal year with the Fund outperforming the benchmark modestly in the second half.

During the year, we maintained our disciplined approached of investing in companies with strong business momentum and attractive valuations. Our analysts were able to identify companies that met these criteria. The disappointing news for the Fund was that investors generally were not paying attention to these fundamental factors. We maintain that the Fund's underperformance did not result from an abandonment of our philosophy, but rather from our style being out of favor in the market. We do not believe that investors can ignore earnings and valuations on an indefinite basis, and in fact the latter half of the year witnessed a partial return to these characteristics of successful investments.

The significant underperformance seen in the first half of the fiscal year resulted from a confluence of market events that we have not experienced in nearly 30 years. Specifically, investors in the first half of the fiscal year assumed a "growth at any price" mentality and bid up the shares of a very small number of very large cap companies (many of them in the technology sector). As a result, the top ten contributors to the S&P 500's return in the first six months of the fiscal year accounted for nearly 60% of the index's total return. Of these top ten, eight were in the technology or communications services sectors reflecting investor's enthusiasm for companies participating in the Internet's growth. Collectively, these top ten contributors were trading at 40 times earnings in the beginning of the period and 60 times earnings at the end of the first half.

This environment has been an extremely difficult one for our investment philosophy, which looks for companies that combine strong growth with reasonable valuations. This "growth at a reasonable price" style has been hard hit in a market where only the most expensive stocks have generated above average returns. Even in the latter half of the fiscal year when the Fund was able to outperform the benchmark, valuation was not a good predictor of investment results. Our focus on earnings growth has been responsible for overcoming the performance drag that has come from our valuation work.

Our economic outlook is for a continuation of the economic expansion with moderate growth and low inflation. Fund flows to the stock market continue to be positive, and the supply/demand dynamics of the market are very positive (including corporate takeover activity). We believe this environment is supportive of positive stock market returns, but do not expect the same type of above average returns that we have experienced the past four years. Rather we expect stocks to post mid single digit returns. It should be noted that, because of very high valuation levels in the current marketplace, the downside associated with a financial "accident" could be significant. We expect volatility to be a persistent problem.

On a relative basis, the Fund is favorably positioned with historic and expected earnings that are better than the benchmark, and with more attractive valuations. We remain committed to our philosophy of investing in a diversified portfolio of companies with a history of strong earnings growth, above average expectations for future growth, and below average valuations. Our analysts continue to find stocks that meet those criteria. We are confident that our focused pursuit of these characteristics, while not guaranteed, should lead to superior performance. The last six months we have been heartened as investors have begun to focus again on fundamental factors like earnings and valuations after largely ignoring them in the first half of the fiscal year.

Sincerely,


/s/ Ralph S. Tate                         /s/ David C. Cameron

Ralph S. Tate                             David C. Cameron

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
                   Standish Equity Fund and the S&P 500 Index

[The following table was represented as a mountain graph in the printed materials.]

                      Standish Equity Fund         S&P 500 Index
                      --------------------         -------------
                             100000                   100000
                             105200                   104360
                             112000                   111822
                             116300                   114528
                             115748                   114803
                             119964                   119751
                             113088                   114266
                             118475                   119591
                             120439                   122425
                             120036                   120381
                             123528                   121994
                             119985                   117077
1 Year                       133349                   130471
                             131582                   128044
                             133713                   129709
                             129660                   127180
                             129974                   130919
                             129031                   131560
                             126256                   129600
                             132182                   134901
                             128425                   132135
                             131336                   133694
                             134788                   134162
                             141851                   138724
2 Year                       146046                   140430
                             151326                   141610
                             152104                   143536
                             157328                   146564
                             151810                   143017
                             157718                   146850
                             161675                   147276
                             159998                   146687
                             167599                   152246
                             172405                   151074
                             174758                   154201
                             172461                   152736
3 Year                       176446                   154585
                             182557                   159840
                             181758                   155509
                             172390                   148729
                             172734                   150632
                             172046                   153103
                             166978                   149352
                             170853                   154250
                             178198                   160575
                             172357                   156641
                             175142                   160165
                             165683                   154335
4 Year                       169774                   156619
                             169655                   160676
                             178304                   166937
                             184642                   171862
                             191011                   176932
                             197797                   184004
                             205154                   188272
                             216634                   194523
                             217112                   195011
                             224766                   203241
                             222845                   202515
                             234311                   211406
5 Year                       233529                   215477
                             240371                   222812
                             247416                   224878
                             249495                   227043
                             255894                   230390
                             259262                   236332
                             256195                   237232
                             245225                   226751
                             253418                   231533
                             268901                   244564
                             277543                   251309
                             298105                   270306
6 Year                       296213                   264951
                             310417                   281505
                             311180                   283712
                             299689                   272054
                             310647                   288269
                             334555                   305824
                             352494                   319525
                             385928                   344959
                             375928                   325642
                             400265                   343487
                             389192                   332014
                             400183                   347387
7 Year                       403649                   353353
                             401916                   357260
                             430411                   383028
                             454671                   402643
                             451488                   406694
                             436824                   399703
                             446191                   415939
                             426468                   411510
                             346511                   352014
                             362931                   374564
                             385402                   405016
                             405936                   429560
8 Year                       432738                   454303
                             402520                   476916
                             423598                   495373
                             421554                   483692
YTD                          434808                   510537
                             428232                   494613
                             417774                   492140
                             407532                   478651

      ---------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                              Since
                                                            Inception
       1 Year          3 Year           5 Year             01/03/1991
      ---------       ----------       ---------       --------------------
       12.29%          14.87%           18.78%               17.42%

      ---------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Equity Portfolio
    ("Portfolio"), at value (Note 1A)                             $130,710,310
  Receivable for Fund shares sold                                        1,439
  Prepaid expenses                                                         560
                                                                  ------------
    Total assets                                                   130,712,309

LIABILITIES
  Payable for Fund shares redeemed                      $140,288
  Accrued accounting, custody and transfer agent fees      7,580
  Accrued trustees' fees and expenses (Note 2)             1,000
  Accrued expenses and other liabilities                   7,264
                                                        --------
    Total liabilities                                                  156,132
                                                                  ------------
NET ASSETS                                                        $130,556,177
                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $118,631,861
  Accumulated net realized gain                                      2,714,205
  Undistributed net investment income                                  275,671
  Net unrealized appreciation                                        8,934,440
                                                                  ------------
TOTAL NET ASSETS                                                  $130,556,177
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            3,455,227
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      37.79
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio                           $ 2,031,141
  Interest income allocated from Portfolio                               734,475
  Expenses allocated from Portfolio                                   (1,185,448)
                                                                     -----------
    Net investment income allocated from Portfolio                     1,580,168

EXPENSES
  Accounting, custody, and transfer agent fees           $   46,569
  Registration fees                                          31,196
  Legal and audit services                                   20,847
  Trustees' fees and expenses (Note 2)                        3,016
  Insurance expense                                           1,075
  Miscellaneous                                              17,490
                                                         ----------
    Total expenses                                                       120,193
                                                                     -----------
      Net investment income                                            1,459,975
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     (2,587,231)
    Financial futures contracts                           8,997,141
                                                         ----------
      Net realized gain                                                6,409,910

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                19,585,431
    Financial futures contracts                              97,010
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                19,682,441
                                                                     -----------
    Net realized and unrealized gain                                  26,092,351
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $27,552,326
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                             SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
                                                             ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                         $   1,459,975       $   1,388,585
  Net realized gain                                                 6,409,910          20,431,195
  Change in net unrealized appreciation (depreciation)             19,682,441         (44,781,848)
                                                                -------------       -------------
  Net increase (decrease) in net assets from investment
    operations                                                     27,552,326         (22,962,068)
                                                                -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                       (1,120,754)         (1,388,585)
  In excess of net investment income                                       --             (35,859)
  From net realized gains on investments                          (21,379,747)        (25,188,077)
                                                                -------------       -------------
  Total distributions to shareholders                             (22,500,501)        (26,612,521)
                                                                -------------       -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 42,766,447         120,195,070
  Value of shares issued to shareholders in payment of
    distributions declared                                         21,902,549          24,950,939
  Cost of shares redeemed                                        (137,486,416)        (67,419,444)
                                                                -------------       -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                  (72,817,420)         77,726,565
                                                                -------------       -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           (67,765,595)         28,151,976

NET ASSETS
  At beginning of year                                            198,321,772         170,169,796
                                                                -------------       -------------
  At end of year (including undistributed net
    investment income and distributions in excess of
    net investment income of $275,671 and $57,846,
    respectively)                                               $ 130,556,177       $ 198,321,772
                                                                =============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                YEAR ENDED         NINE MONTHS
                                              SEPTEMBER 30,           ENDED          YEAR ENDED DECEMBER 31,
                                           --------------------   SEPTEMBER 30,   ------------------------------
                                            1999(1)      1998         1997          1996       1995       1994
                                           ----------  --------   -------------   ---------  ---------  --------
NET ASSET VALUE, BEGINNING OF YEAR         $  37.47    $  48.81     $  38.79      $  34.81    $ 28.66    $ 30.89
                                           --------    --------     --------      --------    -------    -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                       0.29        0.30         0.39          0.60       0.76       0.45
  Net realized and unrealized gain
    (loss) on investments                      4.49       (4.30)       12.79          8.52       9.94      (1.62)
                                           --------    --------     --------      --------    -------    -------
Total from investment operations               4.78       (4.00)       13.18          9.12      10.70      (1.17)
                                           --------    --------     --------      --------    -------    -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (0.23)      (0.29)       (0.43)        (0.56)     (0.78)     (0.44)
  In excess of net investment income             --       (0.01)          --            --         --         --
  From net realized gain on investments       (4.23)      (7.04)       (2.73)        (4.58)     (3.77)     (0.62)
                                           --------    --------     --------      --------    -------    -------
Total distributions to shareholders           (4.46)      (7.34)       (3.16)        (5.14)     (4.55)     (1.06)
                                           --------    --------     --------      --------    -------    -------
NET ASSET VALUE, END OF YEAR               $  37.79    $  37.47     $  48.81      $  38.79    $ 34.81    $ 28.66
                                           ========    ========     ========      ========    =======    =======
TOTAL RETURN                                  12.29%      (9.33)%      35.13%        26.84%     37.55%     (3.78)%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                0.66%       0.71%        0.71%+        0.71%      0.69%      0.70%
  Net Investment Income (to average
    daily net assets)*                         0.74%       0.69%        0.95%+        1.53%      2.05%      1.55%
  Portfolio Turnover (3)                         --          --           --            41%       128%       100%
  Net Assets, End of Year
    (000's omitted)                        $130,556    $198,322     $170,170      $105,855    $88,532    $86,591

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share               --          --     $   0.38      $   0.59         --         --

   Ratios (to average daily net assets):
     Expenses (2)                                --          --         0.72%+        0.72%        --         --
     Net investment income                       --          --         0.93%+        1.52%        --         --

+    Computed on an annualized basis.
(1)  Calculated based on average shares outstanding
(2) Includes the Fund's share of Standish Equity Portfolio's allocated expenses for periods since May 3, 1996.
(3) Portfolio turnover represents activity while the Fund was investing directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 68% at September 30, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      The fund's dividends from short-term and long term capital gains, if any after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              STANDISH EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1999 aggregated $42,965,383 and $138,700,681, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                      YEAR ENDED          YEAR ENDED
                                                                  SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                                                  ------------------  ------------------
         Shares sold                                                   1,077,765           2,736,286
         Shares issued to shareholders in payment of
           distributions declared                                        554,118             611,487
         Shares redeemed                                              (3,470,039)         (1,540,993)
                                                                      ----------          ----------
         Net increase/decrease                                        (1,838,156)          1,806,780
                                                                      ==========          ==========

      At September 30, 1999, one shareholder was record owner of approximately 10% of the total outstanding shares of the Fund.

--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED:

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $18,122,930 as capital gain dividends for the year ended September 30, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and Shareholders of Standish Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Equity Fund (the "Fund"), at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            VALUE
SECURITY                                                                        SHARES    (NOTE 1A)
----------------------------------------------------------------------------------------------------
EQUITIES -- 92.3%

BASIC INDUSTRY -- 1.3%
LaFarge Corp.                                                                    26,500  $   851,312
Southdown, Inc.                                                                  30,900    1,653,150
                                                                                         -----------
                                                                                           2,504,462
                                                                                         -----------
CAPITAL GOODS -- 9.8%
Cordant Technologies, Inc.                                                       38,200    1,162,712
General Dynamics                                                                 28,800    1,798,200
Ingersoll Rand Co.                                                               50,800    2,790,825
Navistar International*                                                          70,000    3,255,000
Tyco International Ltd.                                                          38,200    3,944,150
US Freightways Corp.                                                             54,500    2,581,937
United Technologies Corp.                                                        53,800    3,191,012
                                                                                         -----------
                                                                                          18,723,836
                                                                                         -----------
CONSUMER STABLE -- 8.9%
Ball Corp.                                                                       20,600      907,687
CVS Corp.                                                                        47,200    1,926,350
Earthgrains Co.                                                                  38,300      847,387
IBP, Inc.                                                                        41,300    1,019,594
Kroger Co.*                                                                      81,100    1,789,269
Philip Morris Cos., Inc.                                                         41,400    1,415,362
Quaker Oats Company                                                              30,400    1,881,000
Safeway, Inc.*                                                                   59,000    2,245,687
Stewart Enterprises, Inc., Class A                                               96,500      585,031
Supervalu, Inc.                                                                  89,900    1,960,944
U.S. Foodservice*                                                                53,800      968,400
Universal Foods Corp.                                                            59,100    1,355,606
                                                                                         -----------
                                                                                          16,902,317
                                                                                         -----------
EARLY CYCLICAL -- 1.2%
Centex Corp.                                                                     39,100    1,155,894
Kaufman And Broad Home                                                           53,200    1,097,250
                                                                                         -----------
                                                                                           2,253,144
                                                                                         -----------
ENERGY -- 7.7%
Ashland Oil, Inc.                                                                26,400      887,700
BP Amoco PLC ADR                                                                 37,645    4,171,537
Chevron Corp.                                                                    13,200    1,171,500
Coastal Corp.                                                                    67,900    2,779,656
El Paso Energy Corp.                                                             69,900    2,782,894
Exxon Corp.                                                                      37,602    2,855,402
                                                                                         -----------
                                                                                          14,648,689
                                                                                         -----------
FINANCIAL -- 13.1%
AMBAC Inc.                                                                       33,100    1,568,112
Americredit*                                                                     80,900    1,208,444
Amsouth Bancorp                                                                 114,950    2,694,141
Conseco, Inc.                                                                    81,900    1,581,694
Countrywide Credit Inc.                                                          25,800      832,050
Cullen/Frost Bankers, Inc.                                                       35,400      885,000
Dime Bancorp, Inc.                                                               38,300      670,250

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            VALUE
SECURITY                                                                        SHARES    (NOTE 1A)
----------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Federal Home Loan Mortgage Corp.                                                 28,800  $ 1,497,600
Federal National Mortgage Association                                            28,000    1,755,250
Fleet Financial Group, Inc.                                                      67,000    2,453,875
Golden West Financial Corp.                                                      19,900    1,955,175
Northfork Bancorp                                                                47,900      934,050
PNC Bank Corp.                                                                   38,300    2,017,931
Southtrust Corp.                                                                 23,600      846,650
The PMI Group, Inc.                                                              49,300    2,015,138
Washington Mutual, Inc.                                                          39,100    1,143,675
Webster Financial Corp.                                                          34,600      882,300
                                                                                         -----------
                                                                                          24,941,335
                                                                                         -----------
GROWTH CYCLICAL -- 7.9%
Brinker International, Inc.*                                                     38,300    1,038,888
Dayton-Hudson Corp.                                                              33,200    1,994,075
Federated Department Stores*                                                     39,200    1,712,550
Jones Apparel Group, Inc.*                                                       99,900    2,872,125
May Department Stores                                                            35,600    1,297,175
Ross Stores, Inc.                                                                73,600    1,481,200
TJX Cos, Inc.                                                                    99,600    2,795,025
Tommy Hilfiger Corp.*                                                            66,300    1,868,831
                                                                                         -----------
                                                                                          15,059,869
                                                                                         -----------
HEALTH CARE -- 8.7%
Abbott Laboratories                                                              47,200    1,734,600
Amerisource Health Corp., Class A*                                               33,900      803,006
Amgen, Inc.*                                                                     37,700    3,072,550
Biomet, Inc.                                                                     50,800    1,336,675
Eli Lilly & Co.                                                                  30,400    1,945,600
Schering-Plough Corp.                                                            90,000    3,926,250
Sybron International Corp.*                                                      81,600    2,193,000
Waters Corp.*                                                                    15,500      938,719
Watson Pharmaceutical, Inc.*                                                     24,300      742,669
                                                                                         -----------
                                                                                          16,693,069
                                                                                         -----------
REAL ESTATE -- 1.1%
General Growth Properties, REIT                                                  15,500      488,250
Liberty Property Trust, REIT                                                     33,100      750,956
Prentiss Properties Trust, REIT                                                  42,000      931,875
                                                                                         -----------
                                                                                           2,171,081
                                                                                         -----------
SERVICES -- 12.2%
AT&T Corp.                                                                       47,500    2,066,250
Bell Atlantic Corp.                                                              68,000    4,577,250
Bellsouth Corp.                                                                 109,776    4,939,920
Centurytel, Inc.                                                                 84,625    3,437,891
Gannett Co., Inc.                                                                16,200    1,120,838
Interim Services, Inc.*                                                          59,000      966,125
Knight Ridder, Inc.                                                              56,800    3,116,900
Omnicom Group                                                                    37,900    3,001,206
                                                                                         -----------
                                                                                          23,226,380
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            VALUE
SECURITY                                                                      SHARES      (NOTE 1A)
----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 18.8%
American Power Conversion Corp.*                                              132,700  $   2,521,300
Apple Computer, Inc.*                                                          35,900      2,272,919
BMC Software, Inc.*                                                            41,300      2,955,531
Computer Associates International, Inc.                                        46,700      2,860,375
Compuware Corp.*                                                               37,600        979,950
DSP Communications, Inc.*                                                      43,500        826,500
Hewlett-Packard Company                                                        10,500        966,000
Intel Corp.                                                                    43,200      3,210,300
International Business Machine                                                 37,800      4,587,975
Sun Microsystems, Inc.*                                                        72,100      6,705,300
Symbol Technologies, Inc.                                                      63,300      2,128,463
Synopsys, Inc.*                                                                50,800      2,852,740
Unisys Corp.*                                                                  67,600      3,050,450
                                                                                       -------------
                                                                                          35,917,803
                                                                                       -------------
UTILITIES -- 1.6%
Calpine Corp.*                                                                 11,000        935,688
DTE Energy Co.                                                                 29,500      1,065,687
FPL Group, Inc.                                                                22,100      1,113,288
                                                                                       -------------
                                                                                           3,114,663
                                                                                       -------------
TOTAL EQUITIES (COST $163,229,316)                                                       176,156,648
                                                                                       -------------

                                                                               PAR
                                                 RATE        MATURITY         VALUE
                                                ------  -------------------  --------
SHORT-TERM INVESTMENTS -- 1.8%

U.S. GOVERNMENT AGENCY -- 0.4%
U.S. Treasury Bill                              4.540%       12/23/1999      $800,000        791,312
                                                                                       -------------
REPURCHASE AGREEMENTS -- 1.4%
Prudential-Bache Repurchase Agreement, dated
9/30/99, due 10/01/99, with a maturity value
of $2,663,688 and an effective yield of
4.48%, collateralized by a U.S. Government
Agency Obligation with a rate of 7.00%, a
maturity date of 9/01/14 and an aggregate
market value of $2,716,624.                                                            $   2,663,357
                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,454,946)                                             3,454,669
                                                                                       -------------
TOTAL INVESTMENTS -- 94.1% (COST $166,684,262)                                         $ 179,611,317

OTHER ASSETS, LESS LIABILITIES -- 5.9%                                                    11,245,869
                                                                                       -------------
NET ASSETS -- 100.0%                                                                   $ 190,857,186
                                                                                       =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $166,684,262)                                                      $179,611,317
  Receivable for investments sold                                        11,931,743
  Interest and dividends receivable                                         206,867
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                              153,981
  Deferred organization costs (Note 1E)                                      23,725
  Prepaid expenses                                                            4,096
                                                                       ------------
    Total assets                                                        191,931,729

LIABILITIES
  Payable for investments purchased                     $1,006,217
  Accrued accounting and custody fees                       26,658
  Accrued trustees' fees and expenses (Note 2)               3,938
  Accrued expenses and other liabilities                    37,730
                                                        ----------
    Total liabilities                                                     1,074,543
                                                                       ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                           $190,857,186
                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                           STANDISH EQUITY PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income                                                    $ 2,787,277
  Interest income                                                      1,031,966
                                                                     -----------
    Total income                                                       3,819,243

EXPENSES
  Investment advisory fee (Note 2)                       $1,360,746
  Accounting and custody fees                               160,651
  Legal and audit services                                   44,731
  Trustees' fees and expenses (Note 2)                       19,785
  Amortization of organization expenses (Note 1E)            14,935
  Insurance expense                                           8,550
  Miscellaneous                                              18,585
                                                         ----------
    Total expenses                                                     1,627,983
                                                                     -----------
      Net investment income                                            2,191,260
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                      1,570,502
    Financial futures contracts                          13,027,806
                                                         ----------
      Net realized gain                                               14,598,308
  Change in unrealized appreciation (depreciation)
    Investment securities                                24,975,103
    Financial futures contracts                              94,662
                                                         ----------
      Change in net unrealized appreciation                           25,069,765
                                                                     -----------
    Net realized and unrealized gain                                  39,668,073
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $41,859,333
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $   2,191,260        $  1,534,621
  Net realized gain                                           14,598,308          19,645,359
  Change in net unrealized appreciation (depreciation)        25,069,765         (46,208,987)
                                                           -------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                41,859,333         (25,029,007)
                                                           -------------        ------------

CAPITAL TRANSACTIONS
  Contributions                                              130,904,313         131,734,295
  Withdrawals                                               (189,518,283)        (69,235,470)
                                                           -------------        ------------
  Net increase (decrease) in net assets from capital
    transactions                                             (58,613,970)         62,498,825
                                                           -------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (16,754,637)         37,469,818

NET ASSETS
  At beginning of year                                       207,611,823         170,142,005
                                                           -------------        ------------
  At end of year                                           $ 190,857,186        $207,611,823
                                                           =============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD
                                                   YEAR ENDED                             MAY 3, 1996
                                                 SEPTEMBER 30,        NINE MONTHS      (COMMENCEMENT OF
                                               ------------------        ENDED          OPERATIONS) TO
                                                 1999      1998    SEPTEMBER 30, 1997  DECEMBER 31, 1996
                                               --------  --------  ------------------  -----------------
RATIOS:
  Expenses (to average daily net assets)           0.60%     0.65%          0.66%+             0.69%+
  Net Investment Income (to average daily net
    assets)                                        0.81%     0.75%          0.99%+             1.58%+
  Portfolio Turnover                                 90%      144%            75%                78%
  Net Assets, End of Year (000's omitted)      $190,857  $207,612       $170,142           $106,278

-----------------
+    Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1999, the Standish Equity Fund, Standish Equity Asset Fund and Standish U.S. Equity Fund Limited held approximately 68%, 30% and 1% interests in the Standish Equity Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTION AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES       SALES
                                                      ------------  ------------
      U.S. Government Securities                      $         --  $         --
                                                      ============  ============
      Investments (non-U.S.Government Securities)     $217,827,361  $264,525,711
                                                      ============  ============

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1999, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                              $167,263,024
                                                                  ============
      Gross unrealized appreciation                                 24,541,688
      Gross unrealized depreciation                                (12,193,395)
                                                                  ------------
      Net unrealized appreciation                                 $ 12,348,293
                                                                  ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                            STANDISH EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Portfolio entered into no such transactions for the year ended September 30, 1999.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      The Portfolio had the following open financial futures contracts at September 30, 1999.

                                                 EXPIRATION       UNDERLYING FACE        UNREALIZED
         CONTRACT                   POSITION        DATE          AMOUNT AT VALUE           LOSS
         --------------------------------------------------------------------------------------------
         S&P 500 (32 contracts)       Long        12/17/99          $10,385,600           $(32,409)

      At September 30, 1999, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open financial futures contracts.

(6)   LINE OF CREDIT

      The Portfolio, other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $25 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 1999, the expense related to this commitment fee was $4,958 for the Portfolio. During the year ended September 30, 1999, the Portfolio had the following borrowings:

         Interest Expense                                              $      249
         Average Balance outstanding                                   $1,705,000
         Average interest rate                                               5.25%

      At September 30, 1999, there was no outstanding balance on the line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Equity Portfolio (the "Portfolio"), at September 30, 1999, the results of its operations, the changes in its net assets and the supplementa1 data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricwaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

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

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